UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 16, 2022

Janus International Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40456	86-1476200
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

135 Janus International Blvd., Temple, GA 30179

(Address of Principal Executive Offices) (Zip Code)

(866) 562-2580

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	JBI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

The disclosure contained in Item 5.02 herein is incorporated by reference into this Item 1.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 21, 2022, Janus International Group, Inc. (the “Company”) announced that Scott Sannes has stepped down from his role as the Chief Financial Officer of the Company, after which time he will no longer be the Company’s principal financial and accounting officer. Mr. Sannes will continue to be employed by the Company until September 14, 2022 or such earlier date that Mr. Sannes’ employment is terminated for any reason (the “Separation Date”). On June 22, 2022, the Company and Mr. Sannes entered into a Transition and Separation Agreement (the “Separation Agreement”), pursuant to which Mr. Sannes will be eligible to receive the following: (i) severance in the form of salary continuation at Mr. Sannes’ base salary in effect as of the Separation Date for a period of six months following the Separation Date; (ii) a prorated portion of Mr. Sannes’ annual bonus that would have earned under the Company’s Management Incentive Plan with respect to the 2022 calendar year if Mr. Sannes’ employment had not terminated; (iii) an amount equal to six months’ worth of Mr. Sannes’ contributions to the premiums for group health plan coverage, determined under the Company’s group health plan as in effect immediately prior to the Separation Date; and (iv) 50% of the performance stock units and 50% of the unvested stock options held by Mr. Sannes will remain outstanding and eligible to vest in accordance with their terms as if Mr. Sannes’ employment with the Company had not terminated.

Also on June 21, 2022, the Company announced the appointment of Anselm Wong as Executive Vice President and Chief Financial Officer of the Company, effective as of July 1, 2022 (the “Effective Date”). Mr. Wong will serve as the Company’s principal financial and accounting officer.

Mr. Wong, age 50, previously served as Chief Financial Officer of GE Digital from October 2019 until June 2022. Prior to GE Digital, Mr. Wong held the role of VP & Deputy CFO for Resideo Technologies from October 2018 to July 2019, where he put together the company’s operating, forecasting, planning and reporting system after its spinoff from Honeywell International. Before that, Mr. Wong spent 20 years at Honeywell, where he served in finance leadership roles and held CFO positions for some of Honeywell’s largest businesses including Honeywell Safety and Productivity Solutions and Honeywell Security & Fire. Mr. Wong holds a Bachelor of Commerce degree from University of Toronto in Ontario, Canada and is a CPA, CMA as well.

There are no arrangements or understandings between Mr. Wong and any other person pursuant to which he was appointed as Chief Financial Officer and principal financial and accounting officer. There are no family relationships among any of the Company’s directors or executive officers and Mr. Wong and there are no transactions between Mr. Wong and the Company that would require disclosure under Item 404(a) of Regulation S-K.

On June 16, 2022, the Company entered into an employment offer letter agreement (the “Offer Letter”) with Mr. Wong. Pursuant to the Offer Letter, Mr. Wong will be entitled to the following compensation: (i) an annualized base salary of $500,000 per year; (ii) eligibility to participate in a short term incentive program with an annual bonus with a target value of 75% of his annualized base salary, based upon mutually developed performance objectives; and (iii) eligibility to participate in the Company’s 2021 Omnibus Incentive Plan or such other equity incentive plan of the Company as may be in effect from time to time, under which he will receive (a) a one-time equity award comprised of stock options with a grant date value of $750,000 that will vest annually in four equal installments over four years and (b) a 2022 equity award consisting of (x) a performance stock unit award with a grant date target value of $325,000 that will cliff vest at the end of 2024 based on the Company’s achievement of certain “Adjusted EBITDA” levels in accordance with the award agreement governing the performance stock units and (y) stock options with a grant date value of $325,000 that will vest annually in four equal installments over four years. The Offer Letter also includes the Company’s standard form restrictive covenant agreement.

The foregoing summaries of the Separation Agreement and the Offer Letter do not purport to be complete and each is qualified in its entirety by reference to the complete agreement, which are attached as Exhibits 10.1 and 10.2 hereto and are incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On June 21, 2022, the Company issued a press release with respect to the management changes described in Item 5.02 of this Current Report on Form 8-K. The press release is included in this report as Exhibit 99.1 and is incorporated herein by reference. This information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.	Financial Statement and Exhibits.

(d) Exhibits.

Exhibit	Description

10.1	Transition and Separation Agreement, dated as of June 22, 2022, by and between Janus International Group, Inc. and Scott Sannes.

10.2	Offer Letter, dated as of June 16, 2022, by and between Janus International Group, Inc. and Anselm Wong.

99.1	Press Release, dated June 21, 2022.

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 23, 2022

JANUS INTERNATIONAL GROUP, INC.

By:	/s/ Ramey Jackson
Name:	Ramey Jackson
Title:	Chief Executive Officer